UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
(Exact name of registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
727 2nd Street #106
Hermosa Beach, CA 90254
(Name and address of agent for service)

(424) 237-2164
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: February 28, 2023

Item 1. Reports to Stockholders.

(a)

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Discovery Fund
Jacob Forward ETF

Semi-Annual Report
February 28, 2023

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Discovery Fund are mutual funds with the primary investment objective of long-term growth of capital. The Jacob Forward ETF is an exchange traded fund with the primary investment objective of long-term growth of capital.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1	Financial Highlights	27
Industry Breakdowns	5	Notes to the Financial Statements	34
Schedules of Investments	9	Change in Independent Registered
Statements of Assets and Liabilities	19	Public Accounting Firm	51
Statements of Operations	21	Additional Information on Fund Expenses	52
Statements of Changes in Net Assets	23	Additional Information	55

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited)

Dear Fellow Investors,

We started the recent fiscal period with some understandable optimism, considering the rise in most market indices from their June lows. This feeling ended up being short lived as it became clear that the Federal Reserve was sending a more strident message that it would be aggressively raising rates to combat inflation. This somewhat surprising tone contributed to a sharp market reversal into the fall, and with it more uncertainty as to how it would ultimately affect economic growth. While inflation has cooled as a result, we will likely need to see more evidence of price stability for the Fed to even consider a pause. As this debate continues, many companies are reigning in costs as they retrench for a more subdued spending environment. While it’s difficult to predict with much certainty on how this will play out, our belief is that most of the Funds’ holdings will emerge from this difficult period in an even better competitive position in their respective markets and exit this downturn with more streamlined cost structures that will enable a rapid increase in profitability should economic conditions improve.

As for the Funds, the fiscal period continued to be very challenging, but we believe that most of the underperformance versus our benchmarks has been mainly the result of uncertain macro conditions rather than fundamental issues with our company holdings. Valuations remain depressed across many sectors, mainly reflecting poor market sentiment rather than business results. Our decision to increase weightings in smaller cap stocks did not help as investors became more risk averse and worried about an economic slowdown. Historically, small cap stocks have done well in periods of higher interest rates, and an ever-increasing valuation discrepancy between large- and small-cap stocks has us leaning into small-cap growth opportunities even more, especially those that have had the most extreme declines as investors sought to reduce their risk exposure. While we do expect volatility to remain elevated, we believe that ultimately higher stock prices will prove to be justified for those companies that deliver both strong revenue growth and earnings leverage. Hopefully, in the not-too-distant future, we will see calmer market conditions lead to stock valuations that better reflect the current economic landscape.

Jacob Internet Fund

The Jacob Internet Fund (“Internet Fund”) was down 11.36% for the six-month ended February 28, 2023 (the “Period”), while the NASDAQ Composite Index declined 2.61%. While the overall market was weak during the period, the poor results in the small-cap technology sector had the greatest impact on our negative performance versus our benchmarks and peers.

By far the worst performing position – and most impactful to our performance in the period – was Silvergate Capital Corp. (“Silvergate”), which was down 85% for the Period. Silvergate’s business model serving bitcoin depositors made the company vulnerable to aftershocks in the crypto market post-collapse of FTX Trading Ltd. Silvergate was hit by an exodus of customers, which ultimately forced them to sell government bonds at losses to fund these withdrawals. These losses exacerbated the problems at the bank, led to more deposit withdrawals, and caused us to worry about the need for a massive equity raise, or the eventual shutdown of their crypto operations, so we exited the position. WM Technology, Inc., down 58% for the Period, has continued to struggle alongside most cannabis-related names. Stalled progress with federal legalization and a thriving illicit market is still negatively impacting the industry. Identiv, a leader in custom RFID tags and readers, had a combination of supply-related issues and a delay in customer rollouts that led to a 53% decline in the Period. A couple of smaller positions, Atomera, Inc. and comScore, Inc., and long-time holding Digital Turbine, Inc., round out the bottom performers, down 49%, 47% and 42%, respectively. Digital Turbine, Inc.’s weakness coincided with a reduction in overall marketing spending that has affected all ad-tech companies, with the others not really being affected by fundamental issues, but likely tax-loss selling into the end of the year.

The best-performing stocks in the fiscal period were also a diverse group, reflecting the angst across the broader tech sector. Inspired Entertainment, Inc., up 51% in the Period, benefitted from the post-Covid recovery in in-person gaming in the UK and the robust growth of their virtual sports betting products. Impinj, up 49% in the Period, continued its torrid performance in the fast-growing chip market to enable wireless tracking. Reports that conference technology provider Cvent Holding Corp. was attracting takeover interest, led to a 44% rise in the Period and our eventual exit as we felt that the upside was being fully reflected in the stock. Finally, another long time holding, the haptic chip designer Immersion Corp., was up 31% in the Period as its new executive team continued to enact shareholder friendly measures to boost profitability, including an aggressive effort to buy back shares.

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

Jacob Small Cap Growth Fund

The Jacob Small Cap Growth Fund (“Small Cap Fund”) was up 0.18% in the Period while the Russell 2000 Growth Index rose 3.06%. Most of our worst-performing holdings were some of our smallest, which due to their more speculative characteristics, fared poorly as recent market declines deepened over the Period.

As in the Internet Fund, Silvergate Capital Corp. and WM Technology, Inc. were the worst performers in the Period, down 85% and 58%, respectively. The two other holdings that had the most impact on performance were Amyris, Inc. and Heron Therapeutics, Inc., down 58% and 42% respectively. Amyris, Inc., a leading manufacturer of chemicals used for food and beauty products, has engaged in an aggressive push into more valuable branded products, and while it has shown remarkable progress, its need to continually raise additional capital has led to more dilution than we anticipated. Heron Therapeutics, Inc., a drug developer with a focus on pain and nausea relief, has stumbled out the gate post-approval of their lead product (Zynrelef) and has yet to prove broad interest among doctors and hospitals. Most recently, a group of activist investors have been added to the Heron Therapeutics, Inc. board, giving us more confidence that we could see improvement as the year progresses or an ultimate breakup or sale of the company.

A trio of healthcare holdings provided by far the most positive impact on performance in the Period. Harrow Health, Inc., up 99%, saw the Food and Drug Administration approve of one of its recently acquired compounds (Iheezo), which will be another product its large sales force can sell to ophthalmologists. We believe this approval, the first ever for the company of a branded pharmaceutical, along with a recent acquisition of neglected eye care drugs from Novartis AG, will lead to a significant step up in revenues in the next few years. Alphatec Holdings, Inc. (“Alphatec”), a large holding of the Fund for several years, continues to execute its ambitious plans to become an industry leader in spinal surgery products. With only a single-digit market share, Alphatec’s market opportunity is still vast, and has an outstanding management team we think is likely to reach its ambitious goals. Lastly, early-stage drug company IDEAYA Biosciences, Inc. was up 80% for the Period, as it continues to develop its promising lead drug (Darovasertib) to treat uveal melanoma, a disease with basically zero treatment options. We believe this product, in addition to a host of pre-clinical synthetic lethality drugs, provides many different avenues for Ideaya to prove it deserves an even higher valuation.

Jacob Discovery Fund

The Jacob Discovery Fund (“Discovery Fund”) was up 1.04% for Period, while the Russell Microcap Growth Index declined 0.35%. We are pleased that the Discovery Fund modestly outperformed the Russell Microcap Growth Index, especially given that the portfolio has by far the smallest average market cap among our peers. Fortunately, many of our worst performers were small positions of the Discovery Fund to start the Period, while a couple of our strongest performers were among our top holdings.

Despite the modest outperformance of the Discovery Fund vs. the Russell Microcap Growth Index, however, we generally underperformed many of our peers mainly due to our heavy exposure to technology and biotech. Our worst performer, IMV, Inc., was in the latter category, and was down 88% for the Period as new management followed in their predecessors’ footprint by proving incapable of driving their clinical trials forward in a timely and meaningful way. Unable to secure a larger drug developer as a partner and faced with the prospect of continuous dilutive stock sales to fund the business, we exited the position despite our continued belief in the usefulness of its drug delivery platform.

As mentioned above, IMV, Inc. was a very small position of the fund, as was our second-worst performer, Scout Gaming Group AB, also down 88% for the Period. Scout Gaming AB is one of the leading fantasy sports providers outside the U.S., with a heavy focus in Europe. Unfortunately, fantasy sports have not taken off as they have in the United States of America, and the company has had to undergo a painful restructuring to try and right-size the business, laying off more than half of its workforce and terminating several of its relationships. New management is in place, and we still believe the company has the assets in terms of technology and partners to create a healthy profitable business, and we participated in a tender offer funding the company that will hopefully give them the money they need to get there.

Yet again, our cannabis names were disappointing, with Columbia Care, Inc. and WM Technology, Inc. down 71% and 58% in the Period, respectively. Stalled federal legislative progress, a dispensary and cultivation overbuild, and a thriving illicit market continues

JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

to put a lot of pressure on the industry. We do believe in the long-term prospects of the market and remain optimistic that eventually the industry gets through these tough growing pains and reaches a point where companies able to survive on the other side will thrive. However, we are appropriately cautious about adding to our exposure to this space until we get more signs that a turn is near.

It wasn’t all negative for the Discovery Fund during the Period. Two of our names nearly doubled during the Period – Harrow Health, Inc., up 99%, and Alphatec, up 95% and already discussed in this letter. Cytosorbents Corp. has had a difficult Period after getting a nice but ultimately short-lived COVID-19 bump for its blood purification technology, but they are now on the precipice of finalizing a U.S. clinical trial for what we believe should end up being a significant opportunity: Clearing blood-thinning drugs from patients undergoing emergency heart surgeries. If results prove successful, which we think will be the case as the product is already used for this purpose overseas, then we believe Cytosorbents Corp. will likely see its revenue grow substantially in the coming years.

Finally, with inflation at the top of investors’ minds, it was a good time to be in the business of mining for physical metals, and all three of our commodity-focused stocks performed well during the Period: Azimut Exploration, Inc., up 55%; and Western Copper and Gold Corp. and Solitario Zinc Corp., each up 29%. All of these companies have what we think are valuable properties that will provide metals that will be absolutely vital to the world’s increasingly insatiable need for electrification.

Jacob Forward ETF

The Jacob Forward ETF (“Forward ETF”) at market price was down 6.76% for the Period while the S&P 500 Index rose 1.26%. Not surprisingly, a large-cap diversified index like the S&P 500 was more resilient during difficult market conditions where many investors continue to be risk averse.

As the Forward ETF combines and incorporates many of the same top holdings as our other three strategies, the best- and worst-performing positions were very similar to the above-mentioned holdings. Amyris, Inc., Heron Therapeutics, Inc. and Digital Turbine, Inc. had the biggest declines in the Period, down 58%, 42% and 42%, respectively. Alphatec, IDEAYA Biosciences, Inc. and Impinj, Inc. were the top performers in the Period, up 95%, 80% and 49% respectively. Please refer to the above-mentioned commentary for additional commentary on each.

As always, we believe that staying true to our investment philosophy and process is still key to obtaining the best possible long-term investment performance for our shareholders.  Thank you again for your continued confidence and trust.

Ryan Jacob
Chairman and Chief Investment Officer
Portfolio Manager

Frank Alexander
Portfolio Manager

Darren Chervitz
Portfolio Manager

Past performance is not a guarantee of future results.

Performance data reflects fee waivers, as applicable, and in the absence of these waivers performance would be reduced.

Diversification does not assure a profit or protect against a loss in a declining market.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time. Forecasts cannot be guaranteed and should not be considered investment advice.

 JACOB FUNDS INC.
LETTER FROM THE MANAGER (Unaudited) (Continued)

Mutual fund investing involves risk; loss of principal is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are more specific risks inherent in investing in the internet area, particularly with respect to smaller capitalized companies and the high volatility of internet stocks. The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources. Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Please refer to the schedules of investments for complete Fund holdings information.

The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market. It includes Russell Microcap companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Microcap Growth Index is constructed to provide a comprehensive and unbiased barometer for the microcap growth segment of the market. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF FEBRUARY 28, 2023
(as a percentage of total investments)
(Unaudited)

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF FEBRUARY 28, 2023
(as a percentage of total investments)
(Unaudited)

JACOB DISCOVERY FUND
INDUSTRY BREAKDOWN AS OF FEBRUARY 28, 2023
(as a percentage of total investments)
(Unaudited)

JACOB FORWARD ETF
INDUSTRY BREAKDOWN AS OF FEBRUARY 28, 2023
(as a percentage of total investments)
(Unaudited)

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS		99.2%
	Business Services	13.0%
720,000	comScore, Inc.*			$835,200
28,100	JOYY, Inc.—ADR^			882,340
177,075	OptimizeRx Corp.*			3,160,789
48,675	Zillow Group, Inc.—Class C*			2,044,350
				6,922,679
	Calculating & Accounting Machines
	(No Electronic Computers)	4.0%
366,000	Cantaloupe, Inc.*			2,108,160
	Catalog & Mail-Order Houses	2.4%
14,600	Alibaba Group Holding Ltd.—ADR*^			1,281,734
	Communications Equipment	2.2%
422,740	Powerfleet, Inc.*			1,175,217
	Computer Communications Equipment	4.9%
503,600	Lantronix, Inc.*			2,593,540
	Computer Peripheral Equipment	8.5%
242,726	Identiv, Inc.*			1,703,937
292,911	Immersion Corp.			2,240,769
4,300	Impinj, Inc.*			570,266
				4,514,972
	Computer Processing & Data Preparation	1.6%
28,300	Autohome, Inc.—ADR^			863,150
	Computer Programming Services	8.3%
79,400	Doximity, Inc.—Class A*			2,670,222
60,000	HashiCorp, Inc.—Class A*			1,752,000
				4,422,222
	Computer Programming, Data Processing, Etc.	8.2%
15,400	MongoDB, Inc.*			3,226,608
549,000	Nextdoor Holdings, Inc.*			1,130,940
				4,357,548
	Electric Services	1.1%
157,817	Transphorm, Inc.*			596,548
	Miscellaneous Amusement & Recreation	6.1%
171,000	DraftKings, Inc.—Class A*			3,225,060
	Nonstore Retailers	3.4%
436,400	Rover Group, Inc.*			1,824,152

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS—(Continued)		99.2%
	Patent Owners & Lessors	3.5%
172,246	Digital Turbine, Inc.*			$1,849,922
	Personal Services	1.1%
20,000	Yelp, Inc.*			600,400
	Prepackaged Software	27.2%
35,300	Block, Inc.*			2,708,569
36,000	Braze, Inc.—Class A*			1,105,200
56,100	Cloudflare, Inc.—Class A*			3,366,561
97,700	Hello Group, Inc.—ADR^			860,737
200,000	HUYA, Inc.—ADR*^			860,000
83,743	Inspired Entertainment, Inc.*			1,323,977
513,600	Porch Group, Inc.*			1,284,000
37,200	Twilio, Inc.—Class A*			2,500,212
443,000	WM Technology, Inc.*			489,515
				14,498,771
	Real Estate	0.1%
58,468	Leju Holdings Ltd.—ADR*^			68,992
	Schools & Educational Services	1.9%
26,000	New Oriental Education & Technology Group, Inc.—ADR*^			1,006,720
	Semiconductors & Related Devices	0.7%
52,000	Atomera, Inc.*			344,760
	State Commercial Banks	1.0%
36,125	Silvergate Capital Corp.—Class A*			502,499
	TOTAL COMMON STOCKS (Cost $60,139,781)			52,757,046

	MONEY MARKET FUND		0.1%
79,029	First American Government Obligations Fund—Class X, 4.37%(a)			79,029
	TOTAL MONEY MARKET FUND (Cost $79,029)			79,029
	TOTAL INVESTMENTS (Cost $60,218,810)—99.3%			52,836,075
	OTHER ASSETS IN EXCESS OF LIABILITIES—0.7%			380,690
	TOTAL NET ASSETS—100.0%			$53,216,765

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS		100.0%
	Biological Products (No Diagnostic Substances)	8.3%
3,200	Beam Therapeutics, Inc.*			$128,768
2,400	CRISPR Therapeutics AG*^			118,368
3,372	Krystal Biotech, Inc.*			276,201
132,712	Precision BioSciences, Inc.*			148,637
				671,974
	Business Services	7.6%
4,400	JOYY, Inc.—ADR^			138,160
26,535	OptimizeRx Corp.*			473,650
				611,810
	Calculating & Accounting Machines
	(No Electronic Computers)	3.9%
55,269	Cantaloupe, Inc.*			318,350
	Computer Peripheral Equipment	5.3%
45,391	Immersion Corp.			347,241
594	Impinj, Inc.*			78,776
				426,017
	Computer Processing & Data Preparation	1.6%
4,300	Autohome, Inc.—ADR^			131,150
	Computer Programming Services	7.9%
11,500	Doximity, Inc.—Class A*			386,745
8,600	HashiCorp, Inc.—Class A*			251,120
				637,865
	Computer Programming, Data Processing, Etc.	2.1%
81,000	Nextdoor Holdings, Inc.*			166,860
	Family Clothing Stores	0.8%
4,569	American Eagle Outfitters, Inc.			65,657
	Industrial Organic Chemicals	5.0%
188,751	Amyris, Inc.*			235,939
34,446	Codexis, Inc.*			166,546
				402,485
	Medical Laboratories	3.8%
15,017	CareDx, Inc.*			252,586
13,512	DermTech, Inc.*			52,562
				305,148

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS—(Continued)		100.0%
	Miscellaneous Amusement & Recreation	5.9%
25,200	DraftKings, Inc.—Class A*			$475,272
	Motion Picture & Video Tape Production	4.1%
140,000	Thunderbird Entertainment Group, Inc.*^			329,700
	Nonstore Retailers	3.1%
61,000	Rover Group, Inc.*			254,980
	Patent Owners & Lessors	3.5%
26,047	Digital Turbine, Inc.*			279,745
	Personal Services	1.0%
2,768	Yelp, Inc.*			83,095
	Pharmaceutical Preparations	17.7%
30,000	Arbutus Biopharma Corp.*			83,400
1,630	Arcturus Therapeutics Holdings, Inc.*			26,487
27,628	Harrow Health, Inc.*			495,094
127,197	Heron Therapeutics, Inc.*			301,457
9,049	Ideaya Biosciences, Inc.*			159,715
6,300	Schrodinger, Inc.*			136,899
22,000	Tela Bio, Inc.*			232,320
				1,435,372
	Prepackaged Software	10.9%
5,300	Braze, Inc.—Class A*			162,710
15,000	Hello Group, Inc.—ADR^			132,150
31,000	HUYA, Inc.—ADR*^			133,300
12,192	Inspired Entertainment, Inc.*			192,756
76,289	Porch Group, Inc.*			190,722
62,403	WM Technology, Inc.*			68,955
				880,593
	State Commercial Banks	0.8%
4,932	Silvergate Capital Corp.—Class A*			68,604
	Surgical & Medical Instruments & Apparatus	6.7%
36,763	Alphatec Holdings, Inc.*			544,460
	TOTAL COMMON STOCKS (Cost $9,235,587)			8,089,137

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 28, 2023 (Unaudited)

Shares			Value
	MONEY MARKET FUND	0.3%
20,978	First American Government Obligations Fund—Class X, 4.37%(a)		$20,978
	TOTAL MONEY MARKET FUND (Cost $20,978)		20,978
	TOTAL INVESTMENTS (Cost $9,256,565)—100.3%		8,110,115
	LIABILITIES IN EXCESS OF OTHER ASSETS—(0.3)%		(26,480)
	TOTAL NET ASSETS—100.0%		$8,083,635

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS		90.8%
	Advertising	0.7%
358,600	IZEA Worldwide, Inc.*			$233,090
	Biological Products (No Diagnostic Substances)	1.4%
1,960	Krystal Biotech, Inc.*			160,544
232,700	Precision BioSciences, Inc.*			260,624
				421,168
	Business Services	6.0%
496,100	comScore, Inc.*			575,476
71,654	OptimizeRx Corp.*			1,279,024
				1,854,500
	Calculating & Accounting Machines
	(No Electronic Computers)	4.0%
216,325	Cantaloupe, Inc.*			1,246,032

	Communications Equipment	2.3%
259,839	Powerfleet, Inc.*			722,352
	Computer Communications Equipment	5.2%
311,679	Lantronix, Inc.*			1,605,147
	Computer Peripheral Equipment	7.2%
144,555	Identiv, Inc.*			1,014,776
144,182	Immersion Corp.			1,102,993
960	Impinj, Inc.*			127,315
				2,245,084
	Computer Processing & Data Preparation	3.6%
181,512	Park City Group, Inc.			1,109,038
	Computer Programming Services	0.5%
3,458,760	Scout Gaming Group AB (SEK)*			151,279
	Computer Programming, Data Processing, Etc.	0.7%
99,000	Nextdoor Holdings, Inc.*			203,940
	Electric Services	1.2%
95,267	Transphorm, Inc.*			360,109
	Functions Related to Depository Banking	2.3%
379,100	Usio, Inc.*			705,126
	Gold and Silver Ores	2.4%
1,014,300	Solitario Zinc Corp.*			750,582

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS—(Continued)		90.8%
	Help Supply Services	4.7%
57,628	Hudson Global, Inc.*			$1,470,667
	Industrial Organic Chemicals	2.1%
100,000	Amyris, Inc.*			125,000
108,875	Codexis, Inc.*			526,411
				651,411
	Medical Laboratories	3.4%
73,209	Celcuity, Inc.*			862,402
47,825	DermTech, Inc.*			186,039
				1,048,441
	Metal Mining	1.7%
329,950	Western Copper & Gold Corp.*^			524,621
	Mining & Quarrying of Nonmetallic Mineral (No Fuels)	1.6%
524,480	Azimut Exploration, Inc.*^			512,102
	Motion Picture & Video Tape Production	5.4%
707,535	Thunderbird Entertainment Group, Inc.*^			1,666,245
	Nonstore Retailers	1.3%
100,350	Rover Group, Inc.*			419,463
	Pharmaceutical Preparations	18.0%
141,400	Arbutus Biopharma Corp.*			393,092
12,170	Arcturus Therapeutics Holdings, Inc.*			197,763
317,500	Columbia Care, Inc.*			193,675
233,730	DiaMedica Therapeutics, Inc.*			404,353
111,911	Harrow Health, Inc.*			2,005,445
109,960	Heron Therapeutics, Inc.*			260,605
30,985	Ideaya Biosciences, Inc.*			546,885
313,100	NeuBase Therapeutics, Inc.*			72,013
86,168	Omeros Corp.*			324,853
113,775	Tela Bio, Inc.*			1,201,464
				5,600,148
	Prepackaged Software	5.2%
150,000	DouYu International Holdings Ltd.—ADR*^			187,500
50,336	Inspired Entertainment, Inc.*			795,812
159,550	Porch Group, Inc.*			398,875
224,440	WM Technology, Inc.*			248,006
				1,630,193

The accompanying notes are an integral part of these financial statements.

JACOB DISCOVERY FUND
SCHEDULE OF INVESTMENTS(+) (Continued)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS—(Continued)		90.8%
	Real Estate	0.1%
35,352	Leju Holdings Ltd.—ADR*^			$41,715
	Semiconductors & Related Devices	0.7%
34,400	Atomera, Inc.*			228,072
	State Commerical Banks	1.7%
160,000	BM Technologies, Inc.*			532,800
	Surgical & Medical Instruments & Apparatus	7.4%
104,200	Alphatec Holdings, Inc.*			1,543,202
247,940	CytoSorbents Corp.*			763,655
				2,306,857
	TOTAL COMMON STOCKS (Cost $40,627,993)			28,240,182

	PREFERRED STOCKS		0.0%
	Advertising Agencies	0.0%
368,541	SRAX, Inc.*			15,110
	TOTAL PREFERRED STOCKS (Cost $18,017)			15,110

	MONEY MARKET FUND		8.6%
2,687,904	First American Government Obligations Fund—Class X, 4.37%(a)			2,687,904
	TOTAL MONEY MARKET FUND (Cost $2,687,904)			2,687,904
	TOTAL INVESTMENTS (Cost $43,333,914)—99.4%			30,943,196
	OTHER ASSETS IN EXCESS OF LIABILITIES—0.6%			171,409
	TOTAL NET ASSETS—100.0%			$31,114,605

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(SEK)	Security denominated in Swedish Krona. Value translated into U.S. Dollars.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS		100.0%
	Biological Products (No Diagnostic Substances)	7.2%
1,266	Beam Therapeutics, Inc.*			$50,944
1,020	CRISPR Therapeutics AG*^			50,306
1,405	Krystal Biotech, Inc.*			115,083
				216,333
	Business Services	10.7%
1,600	JOYY, Inc.—ADR^			50,240
9,206	OptimizeRx Corp.*			164,327
2,540	Zillow Group, Inc.—Class C*			106,680
				321,247
	Catalog & Mail-Order Houses	2.2%
760	Alibaba Group Holding Ltd.—ADR*^			66,720
	Computer Peripheral Equipment	0.9%
215	Impinj, Inc.*			28,513
	Computer Processing & Data Preparation	1.6%
1,590	Autohome, Inc.—ADR^			48,495
	Computer Programming Services	7.5%
4,120	Doximity, Inc.—Class A*			138,556
3,070	HashiCorp, Inc.—Class A*			89,644
				228,200
	Computer Programming, Data Processing, Etc.	7.7%
836	MongoDB, Inc.*			175,159
27,685	Nextdoor Holdings, Inc.*			57,031
				232,190
	Industrial Organic Chemicals	5.4%
75,200	Amyris, Inc.*			94,000
14,180	Codexis, Inc.*			68,560
				162,560
	Medical Laboratories	3.3%
5,980	CareDx, Inc.*			100,584
	Miscellaneous Amusement & Recreation	5.6%
8,950	DraftKings, Inc.—Class A*			168,797
	Nonstore Retailers	2.9%
20,696	Rover Group, Inc.*			86,509
	Patent Owners & Lessors	3.3%
9,240	Digital Turbine, Inc.*			99,238

The accompanying notes are an integral part of these financial statements.

JACOB FORWARD ETF
SCHEDULE OF INVESTMENTS(+) (Continued)
February 28, 2023 (Unaudited)

Shares				Value
	COMMON STOCKS—(Continued)		100.0%
	Pharmaceutical Preparations	9.2%
385	Apellis Pharmaceuticals, Inc.*			$25,210
721	Arcturus Therapeutics Holdings, Inc.*			11,716
51,900	Heron Therapeutics, Inc.*			123,003
3,510	Ideaya Biosciences, Inc.*			61,952
2,500	Schrodinger, Inc.*			54,325
				276,206
	Prepackaged Software	22.4%
1,890	Block, Inc.*			145,019
1,840	Braze, Inc.—Class A*			56,488
3,065	Cloudflare, Inc.—Class A*			183,931
5,620	Hello Group, Inc.—ADR^			49,512
10,865	HUYA, Inc.—ADR*^			46,720
26,255	Porch Group, Inc.*			65,638
1,935	Twilio, Inc.—Class A*			130,051
				677,359
	Schools & Educational Services	1.9%
1,470	New Oriental Education & Technology Group, Inc.—ADR*^			56,918
	State Commerical Banks
1,860	Silvergate Capital Corp.—Class A*			25,873
	Surgical & Medical Instruments & Apparatus	7.3%
14,940	Alphatec Holdings, Inc.*			221,262
	TOTAL COMMON STOCKS (Cost $5,037,610)			3,017,004

	MONEY MARKET FUND	0.1%
4,293	First American Government Obligations Fund—Class X, 4.37%(a)			4,293
	TOTAL MONEY MARKET FUND (Cost $4,293)			4,293
	TOTAL INVESTMENTS (Cost $5,041,903)—100.1%			3,021,297
	LIABILITIES IN EXCESS OF OTHER ASSETS—(0.1)%			(4,054)
	TOTAL NET ASSETS—100.0%			$3,017,243

(+)	Schedule of Investments is classified using the U.S. Securities and Exchange Commission’s Standard Industrial Classification (SIC) Code List.
*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.
(a)	7-day yield.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2023 (Unaudited)

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Discovery Fund
Assets:
Investments, at value (cost $60,218,810, $9,256,565
and $43,333,914, respectively)	$52,836,075	$8,110,115	$30,943,196
Receivable for capital shares sold	34,233	—	647
Receivable for investments sold	508,532	60,712	250,367
Dividend and interest receivable	551	168	9,021
Prepaid expenses and other assets	21,742	20,056	23,006
Total Assets	53,401,133	8,191,051	31,226,237

Liabilities:
Payable for securities purchased	—	57,474	—
Payable for capital shares repurchased	17,550	1,175	2,166
Payable for investment adviser fees	53,826	—	27,362
Payable for distribution and shareholder
servicing expenses-Investor Class (see Note 7)	10,764	681	3,853
Accrued accounting fees	9,530	8,667	8,728
Accrued administration fees	18,689	13,167	14,244
Accrued audit fees	7,688	7,688	7,688
Accrued directors fees	14,318	2,265	8,907
Accrued legal fees	5,303	806	2,856
Accrued transfer agent fees	30,590	11,448	23,985
Accrued expenses and other liabilities	16,110	4,045	11,843
Total Liabilities	184,368	107,416	111,632
Net Assets	$53,216,765	$8,083,635	$31,114,605

Net Assets Consist Of:
Capital stock	$70,278,169	$10,616,662	$60,909,537
Total accumulated losses	(17,061,404)	(2,533,027)	(29,794,932)
Total Net Assets	$53,216,765	$8,083,635	$31,114,605

Institutional Class
Net Assets	$4,991	$4,704,719	$11,900,042
Shares outstanding(1)	1,159	271,296	480,376
Net asset value, redemption price and offering price per share(2)	$4.31	$17.34	$24.77

Investor Class
Net Assets	$53,211,774	$3,378,916	$19,214,563
Shares outstanding(1)	12,398,892	202,253	860,678
Net asset value, redemption price and offering price per share(2)	$4.29	$16.71	$22.32
__________
(1)	20 billion shares of $0.001 par value authorized for the Trust.
(2)	Redemption of shares held less than 30 days may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
February 28, 2023 (Unaudited)

Jacob
Forward ETF
Assets:
Investments, at value (cost $5,041,903)	$3,021,297
Dividend and interest receivable	11
Total Assets	3,021,308

Liabilities:
Payable for securities purchased	2,725
Payable for investment adviser fees	1,340
Total Liabilities	4,065
Net Assets	$3,017,243

Net Assets Consist Of:
Capital stock	$7,166,947
Total accumulated losses	(4,149,704)
Total Net Assets	$3,017,243

Net Asset Value
Net Assets	$3,017,243
Shares outstanding(1)	350,000
Net asset value, redemption price and offering price per share(2)	$8.62
__________
(1)	20 billion shares of $0.001 par value authorized for the Trust.
(2)	Redemption of shares may be charged for a redemption fee by the Fund. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Six Months Ended February 28, 2023 (Unaudited)

		Jacob
	Jacob	Small Cap	Jacob
	Internet Fund	Growth Fund	Discovery Fund
Investment Income:
Dividend income	$54,978	$8,371	$28,005
Interest income	3,145	1,045	19,008
Total Investment Income	58,123	9,416	47,013

Expenses:
Investment adviser fees	331,820	32,392	166,767
Distribution and shareholder servicing expenses-Investor Class (See Note 7)	92,784	5,857	32,578
Administration fees	37,555	28,269	29,179
Fund accounting fees	18,387	17,344	17,381
Transfer agent fees	67,420	26,534	49,250
Custody fees	3,805	3,532	4,465
Federal and state registration	24,051	17,191	19,430
Insurance expense	3,069	391	1,931
Audit fees	7,188	7,188	7,188
Legal fees	26,823	4,147	14,488
Printing and mailing of reports to shareholders	10,576	1,201	7,079
Directors’ fees	27,018	4,427	15,760
Miscellaneous expenses	5,500	1,901	2,575
Total Expenses	655,996	150,374	368,071
Expense Waiver (See Note 6)	—	(32,392)	(34,497)
Distribution and Shareholder Servicing Expense Waiver (See Note 7)	(26,510)	(1,673)	(9,308)
Net Expenses	629,486	116,309	324,266
Net Investment Loss	(571,363)	(106,893)	(277,253)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(5,413,098)	154,524	(2,064,961)
Foreign Currency Transactions	—	—	34
Change in net unrealized appreciation (depreciation) on investments	(1,169,455)	(47,004)	2,163,569
Net realized and unrealized gain (loss) on investments	(6,582,553)	107,520	98,642
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,153,916)	$627	$(178,611)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENT OF OPERATIONS (Continued)
For the Six Months Ended February 28, 2023 (Unaudited)

Jacob
Forward ETF
Investment Income:
Interest income	$46
Total Investment Income	46

Expenses:
Investment adviser fees	11,456
Net Expenses	11,456
Net Investment Loss	(11,410)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(940,234)
In-kind redemptions	21,963
Change in net unrealized appreciation (depreciation) on investments	699,831
Net realized and unrealized loss on investments	(218,440)
Net Decrease in Net Assets Resulting from Operations	$(229,850)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2023	Year Ended
	(Unaudited)	August 31, 2022
Operations:
Net investment loss	$(571,363)	$(2,268,894)
Net realized gain (loss) on investment transactions	(5,413,098)	2,592,203
Change in net unrealized appreciation (depreciation) on investments	(1,169,455)	(79,541,319)
Net decrease in net assets resulting from operations	(7,153,916)	(79,218,010)

Distributions to Shareholders:
Investor Class	—	(4,453,876)
Net decrease in net assets resulting from distributions paid	—	(4,453,876)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	772,013	16,359,990
Proceeds from reinvestment of distribution	—	4,330,889
Cost of shares redeemed	(3,635,728)	(43,936,950)
Redemption fees	5,097	28,246
Net decrease in net assets resulting from capital share transactions	(2,858,618)	(23,217,825)

Net Decrease in Net Assets	(10,012,534)	(106,889,711)
Net Assets:
Beginning of period	63,229,299	170,119,010
End of period	$53,216,765	$63,229,299

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2023	Year Ended
	(Unaudited)	August 31, 2022
Operations:
Net investment loss	$(106,893)	$(299,644)
Net realized gain (loss) on investment transactions	154,524	(261,815)
Change in net unrealized appreciation (depreciation) on investments	(47,004)	(10,710,244)
Net increase (decrease) in net assets resulting from operations	627	(11,271,703)

Distributions to Shareholders:
Institutional Class	—	(1,585,241)
Investor Class	—	(1,165,724)
Net decrease in net assets resulting from distributions paid	—	(2,750,965)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	87,602	1,052,272
Proceeds from reinvestment of distribution	—	2,670,273
Cost of shares redeemed	(549,649)	(11,322,982)
Redemption fees	140	2,148
Net decrease in net assets resulting from capital share transactions	(461,907)	(7,598,289)

Net Decrease in Net Assets	(461,280)	(21,620,957)
Net Assets:
Beginning of period	8,544,915	30,165,872
End of period	$8,083,635	$8,544,915

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2023	Year Ended
	(Unaudited)	August 31, 2022
Operations:
Net investment loss	$(277,253)	$(1,367,464)
Net realized gain (loss) on:
Investments	(2,064,961)	(13,001,020)
Foreign Currency Transactions	34	—
Change in net unrealized appreciation (depreciation) on investments	2,163,569	(29,343,489)
Net decrease in net assets resulting from operations	(178,611)	(43,711,973)

Distributions to Shareholders:
Institutional Class	—	(585,464)
Investor Class	—	(1,576,154)
Net decrease in net assets resulting from distributions paid	—	(2,161,618)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	4,388,204	30,693,560
Proceeds from reinvestment of distribution	—	1,983,979
Cost of shares redeemed	(8,266,998)	(63,489,650)
Redemption fees	526	23,860
Net decrease in net assets resulting from capital share transactions	(3,878,268)	(30,788,251)

Net Decrease in Net Assets	(4,056,879)	(76,661,842)
Net Assets:
Beginning of period	35,171,484	111,833,326
End of period	$31,114,605	$35,171,484

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2023	Year Ended
	(Unaudited)	August 31, 2022
Operations:
Net investment loss	$(11,410)	$(40,061)
Net realized gain (loss) on:
Investments	(940,234)	(1,096,451)
In-kind redemptions	21,963	73,770
Change in net unrealized appreciation (depreciation) on investments	699,831	(3,238,250)
Net decrease in net assets resulting from operations	(229,850)	(4,300,992)

Distributions to Shareholders:
Net dividends and distributions to shareholders	—	(26,864)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	—	1,203,095
Cost of shares redeemed	(169,102)	(997,390)
Transaction fees (Note 3)	—	43
Net increase (decrease) in net assets resulting from capital share transactions	(169,102)	205,748

Net Decrease in Net Assets	(398,952)	(4,122,108)
Net Assets:
Beginning of period	3,416,195	7,538,303
End of period	$3,017,243	$3,416,195

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Six Months Ended		Period Ended
	February 28, 2023		August 31, 2022(1)
	(Unaudited)
Per Share Data:
Net asset value, beginning of period	$4.84		$9.48

Loss from investment operations:
Net investment loss(2)	(0.04)		(0.08)
Net realized and unrealized loss on investment transactions	(0.49)		(4.56)
Total from investment operations	(0.53)		(4.64)
Paid in capital from redemption fees(3)	0.00	(4)	0.00	(4)
Net asset value, end of period	$4.31		$4.84
Total return	-10.95	%(5)	-49.00	%(5)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$5		$133
Ratio of operating expenses to average net assets(6)	2.13	%(7)	1.99	%(7)
Ratio of net investment loss to average net assets(6)	(2.10	)%(7)	(2.01	)%(7)
Portfolio turnover rate	24	%(5)	42	%(5)
__________
(1)	Commencement of investment operations on December 31, 2021.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)
For the period December 31, 2021 (inception date) through January 5, 2024, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.65%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 28, 2023		2022	2021	2020	2019	2018
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$4.84		$10.63	$7.18	$5.22	$5.40	$4.76

Income (loss) from investment operations:
Net investment loss(1)	(0.04)		(0.16)	(0.19)	(0.12)	(0.10)	(0.11)
Net realized and unrealized gain (loss)
on investment transactions	(0.51)		(5.34)	4.81	2.65	0.29	1.31
Total from investment operations	(0.55)		(5.50)	4.62	2.53	0.19	1.20
Less distributions from net realized gains	—		(0.29)	(1.19)	(0.57)	(0.37)	(0.56)
Paid in capital from redemption fees(2)	0.00	(3)	0.00 (3)	0.02	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of period/year	$4.29		$4.84	$10.63	$7.18	$5.22	$5.40
Total return	-11.36	%(4)	-53.13%	71.34%	55.45%	4.61%	28.12%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$53,212		$63,096	$170,119	$69,126	$49,766	$51,240
Ratio of Gross operating expenses
(prior to waivers) to average net assets	2.47	%(5)	2.12%	2.03%	2.60%	2.42%	2.52%
Ratio of net operating expenses
(after waivers) to average net assets(6)	2.37	%(5)	2.02%	1.93%	2.50%	2.32%	2.42%
Ratio of net investment loss
(prior to waivers) to average net assets	(2.25	)%(5)	(2.11)%	(1.98)%	(2.52)%	(2.18)%	(2.26)%
Ratio of net investment loss
(after waivers) to average net assets(6)	(2.15	)%(5)	(2.01)%	(1.88)%	(2.42)%	(2.08)%	(2.16)%
Portfolio turnover rate	24	%(4)	42%	44%	52%	50%	46%
__________
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
For the period September 1, 2011 through January 5, 2024, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay Plan related expenses up to 0.35% of average daily net assets on an annual basis. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 28, 2023		2022	2021	2020	2019	2018
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$17.29		$43.52	$30.80	$23.91	$28.81	$18.52

Income (loss) from investment operations:
Net investment loss(1)	(0.21)		(0.52)	(0.68)	(0.42)	(0.39)	(0.34)
Net realized and unrealized gain (loss)
on investment transactions	0.26		(20.09)	18.37	7.98	(4.26)	10.63
Total from investment operations	0.05		(20.61)	17.69	7.56	(4.65)	10.29

Less distributions from net realized gains	—		(5.62)	(5.02)	(0.67)	(0.25)	—
Paid in capital from redemption fees(2)	0.00	(3)	0.00 (3)	0.05	0.00 (3)	—	0.00 (3)
Net asset value, end of period/year	$17.34		$17.29	$43.52	$30.80	$23.91	$28.81
Total return	0.29	%(4)	-53.74%	62.04%	32.23%	-16.17%	55.56%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$4,705		$5,057	$12,782	$12,799	$10,825	$14,621
Ratio of gross operating expenses
(prior to waiver) to average net assets	3.57	%(5)	2.46%	1.84%	2.56%	2.22%	2.46%
Ratio of net operating expenses
(after waiver) to average net assets(6)	2.77	%(5)	1.95%	1.74%	1.95%	1.95%	1.95%
Ratio of net investment loss
(prior to waiver) to average net assets	(3.34	)%(5)	(2.37)%	(1.80)%	(2.32)%	(1.81)%	(2.04)%
Ratio of net investment loss
(after waiver) to average net assets(6)	(2.54	)%(5)	(1.86)%	(1.70)%	(1.71)%	(1.54)%	(1.53)%
Portfolio turnover rate	38	%(4)	45%	71%	89%	88%	81%
__________
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 28, 2023		2022	2021	2020	2019	2018
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$16.68		$42.33	$30.14	$23.48	$28.36	$18.28

Income (loss) from investment operations:
Net investment loss(1)	(0.23)		(0.61)	(0.76)	(0.49)	(0.46)	(0.40)
Net realized and unrealized gain (loss)
on investment transactions	0.26		(19.42)	17.92	7.82	(4.19)	10.48
Total from investment operations	0.03		(20.03)	17.16	7.33	(4.65)	10.08
Less distributions from net realized gains	—		(5.62)	(5.02)	(0.67)	(0.25)	—
Paid in capital from redemption fees(2)	0.00	(3)	0.00 (3)	0.05	0.00 (3)	0.02	0.00 (3)
Net asset value, end of period/year	$16.71		$16.68	$42.33	$30.14	$23.48	$28.36
Total return	0.18	%(4)	-53.90%	61.60%	31.83%	-16.35%	55.14%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$3,379		$3,488	$17,384	$5,037	$4,538	$6,415
Ratio of gross operating expenses
(prior to waiver) to average net assets	3.92	%(5)	2.70%	2.07%	2.91%	2.57%	2.81%
Ratio of net operating expenses
(after waiver) to average net assets(6)	3.02	%(5)	2.25%	1.93%	2.25%	2.25%	2.25%
Ratio of net investment loss
(prior to waiver) to average net assets	(3.69	)%(5)	(2.62)%	(2.03)%	(2.67)%	(2.15)%	(2.39)%
Ratio of net investment loss
(after waiver) to average net assets(6)	(2.79	)%(5)	(2.17)%	(1.89)%	(2.01)%	(1.83)%	(1.83)%
Portfolio turnover rate	38	%(4)	45%	71%	89%	88%	81%
__________
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%,  excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Adviser has agreed to waive 0.10% of the 0.35% Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 28, 2023		2022	2021	2020	2019	2018
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$24.48		$45.90	$27.00	$19.26	$18.50	$11.32

Income (loss) from investment operations:
Net investment loss(1)	(0.19)		(0.61)	(0.65)	(0.35)	(0.29)	(0.29)
Net realized and unrealized gain (loss)
on investment transactions	0.48		(19.91)	21.69	8.09	1.05	7.47
Total from investment operations	0.29		(20.52)	21.04	7.74	0.76	7.18
Less distributions from net investment income	—		(0.18)	—	—	—	—
Less distributions from net realized gains	—		(0.73)	(2.24)	—	—	—
Paid in capital from redemption fees(2)	0.00	(3)	0.01	0.10	0.00 (3)	—	—
Net asset value, end of period/year	$24.77		$24.48	$45.90	$27.00	$19.26	$18.50
Total return	1.18	%(4)	-45.51%	82.06%	40.19%	4.11%	63.43%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$11,900		$13,274	$30,536	$13,249	$9,840	$9,098
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.21	%(5)	1.80%	1.74%	2.90%	2.90%	3.50%
Ratio of net operating expenses
(after waiver) to average net assets(6)	1.96	%(5)	1.80%	1.67%	2.00%	2.00%	2.40%
Ratio of net investment loss
(prior to waiver) to average net assets	(1.89	)%(5)	(1.80)%	(1.66)%	(2.60)%	(2.52)%	(3.15)%
Ratio of net investment loss
(after waiver) to average net assets(6)	(1.64	)%(5)	(1.80)%	(1.59)%	(1.70)%	(1.62)%	(2.05)%
Portfolio turnover rate	6	%(4)	23%	32%	83%	73%	63%
__________
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.00%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB DISCOVERY FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended August 31,
	February 28, 2023		2022	2021	2020	2019	2018
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$22.09		$41.51	$24.65	$17.62	$16.96	$10.40

Income (loss) from investment operations:
Net investment loss(1)	(0.20)		(0.64)	(0.69)	(0.38)	(0.32)	(0.30)
Net realized and unrealized gain (loss)
on investment transactions	0.43		(17.99)	19.66	7.41	0.96	6.86
Total from investment operations	0.23		(18.63)	18.97	7.03	0.64	6.56
Less distributions from net investment income	—		(0.07)	—	—	—	—
Less distributions from net realized gains	—		(0.73)	(2.24)	—	—	—
Paid in capital from redemption fees(2)	0.00	(3)	0.01	0.13	0.00 (3)	0.02	0.00 (3)
Net asset value, end of period/year	$22.32		$22.09	$41.51	$24.65	$17.62	$16.96
Total return	1.04	%(4)	-45.66%	81.58%	39.90%	3.89%	63.08%

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$19,215		$21,897	$81,297	$7,674	$4,254	$2,854
Ratio of gross operating expenses
(prior to waiver) to average net assets	2.56	%(5)	2.11%	1.97%	3.25%	3.25%	3.84%
Ratio of net operating expenses
(after waiver) to average net assets(6)	2.25	%(5)	2.01%	1.85%	2.30%	2.30%	2.64%
Ratio of net investment loss
(prior to waiver) to average net assets	(2.26	)%(5)	(2.11)%	(1.86)%	(2.93)%	(2.87)%	(3.51)%
Ratio of net investment loss
(after waiver) to average net assets(6)	(1.95	)%(5)	(2.01)%	(1.74)%	(1.98)%	(1.92)%	(2.31)%
Portfolio turnover rate	6	%(4)	23%	32%	83%	73%	63%
__________
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(2)	Paid in capital from redemption fees per share represents redemption fees divided by the average shares outstanding throughout the period/year.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective December 29, 2016 through at least January 5, 2024, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.30%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses. The Adviser has agreed to waive 0.10% of the Plan fee.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB FORWARD ETF
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period/year presented.

	Six Months Ended		Year Ended		Period Ended
	February 28, 2023		August 31, 2022		August 31, 2021(1)
	(Unaudited)
Per Share Data:
Net asset value, beginning of period/year	$9.23		$20.94		$20.00

Income (loss) from investment operations:
Net investment loss(2)	(0.03)		(0.11)		(0.02)
Net realized and unrealized gain (loss)
on investment transactions	(0.58)		(11.53)		0.96
Total from investment operations	(0.61)		(11.64)		0.94
Less distributions from net investment income	—		(0.07)		—
Net asset value, end of period	$8.62		$9.23		$20.94

Total returns:
Net Asset Value(3)	-6.63	%(4)	-55.75%		4.70	%(4)
Market Value(5)	-6.76	%(4)	-55.59%		4.55	%(4)

Supplemental data and ratios:
Net assets, end of period/year (in thousands)	$3,017		$3,416		$7,538
Ratio of net operating expenses to average net assets	0.75	%(6)	0.75%		0.75	%(6)
Ratio of net investment loss to average net assets	(0.75	)%(6)	(0.75)%		(0.75	)%(6)
Portfolio turnover rate(7)	32	%(4)	62	%(4)	3	%(4)
__________
(1)	Commencement of investment operations on July 13, 2021.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period/year.
(3)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period/year, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(4)	Not annualized.
(5)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period/year, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(6)	Annualized.
(7)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2023 (Unaudited)

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”), the Jacob Discovery Fund (the “Discovery Fund”) and one “non-diversified” series, the Jacob Forward ETF (the “Forward ETF”), each a “Fund”, collectively the “Funds”, and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of each of the Small Cap Growth Fund, Discovery Fund and Forward ETF is long-term growth of capital.

The Investor Class and Institutional Class shares of the Internet Fund commenced operations on December 14, 1999 and December 31, 2021, respectively. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the “Predecessor Small Cap Growth Fund”) on November 12, 2012. The Small Cap Growth Fund acquired the Investor Class shares of the Jacob Wisdom Fund series of the Corporation on August 26, 2016.  Effective December 31, 2020, the name of the Jacob Micro Cap Growth Fund was changed to the Jacob Discovery Fund. The Discovery Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the “Predecessor Micro Cap Growth Fund”) in a reorganization transaction (the Discovery Fund is the successor fund to the Predecessor Micro Cap Growth Fund). The Forward ETF commenced operations on July 13, 2021.

The Internet Fund, Small Cap Growth Fund and Discovery Fund currently offer Investor Class and Institutional Class shares. The Forward ETF currently offers one class of shares.  Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds are investment companies and follow accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”.

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

 translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. The Funds values foreign securities at fair value, using fair valuation procedures approved by the Board of Directors (the “Board”), taking into account the occurrence of events after the close of foreign markets in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  When reliable market quotations are not readily available or a pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security is fair valued in good faith by the Adviser under valuation procedures approved by the Board.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

The following is a summary of the inputs used to value the Internet Fund’s investments as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Prepackaged Software	$14,498,771	$—	$—	$14,498,771
Business Services	6,922,679	—	—	6,922,679
Computer Peripheral Equipment	4,514,972	—	—	4,514,972
Computer Programming Services	4,422,222	—	—	4,422,222
Computer Programming, Data Processing, Etc.	4,357,548	—	—	4,357,548
Miscellaneous Amusement & Recreation	3,225,060	—	—	3,225,060
Computer Communications Equipment	2,593,540	—	—	2,593,540
Calculating & Accounting Machines
(No Electronic Computers)	2,108,160	—	—	2,108,160
Patent Owners & Lessors	1,849,922	—	—	1,849,922
Nonstore Retailers	1,824,152	—	—	1,824,152
Catalog & Mail-Order Houses	1,281,734	—	—	1,281,734
Communications Equipment	1,175,217	—	—	1,175,217
Schools & Educational Services	1,006,720	—	—	1,006,720
Computer Processing & Data Preparation	863,150	—	—	863,150
Personal Services	600,400	—	—	600,400
Electric Services	596,548	—	—	596,548
State Commercial Banks	502,499	—	—	502,499
Semiconductors & Related Devices	344,760	—	—	344,760
Real Estate	68,992	—	—	68,992
Total Common Stocks	52,757,046	—	—	52,757,046
Short Term Investment
Money Market Fund	79,029	—	—	79,029
Total Investments in Securities	$52,836,075	$—	$—	$52,836,075

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Pharmaceutical Preparations	$1,435,372	$—	$—	$1,435,372
Prepackaged Software	880,593	—	—	880,593
Biological Products (No Diagnostic Substances)	671,974	—	—	671,974
Computer Programming Services	637,865	—	—	637,865
Business Services	611,810	—	—	611,810
Surgical & Medical Instruments & Apparatus	544,460	—	—	544,460
Miscellaneous Amusement & Recreation	475,272	—	—	475,272
Computer Peripheral Equipment	426,017	—	—	426,017
Industrial Organic Chemicals	402,485	—	—	402,485
Motion Picture & Video Tape Production	329,700	—	—	329,700
Calculating & Accounting Machines
(No Electronic Computers)	318,350	—	—	318,350
Medical Laboratories	305,148	—	—	305,148
Patent Owners & Lessors	279,745	—	—	279,745
Nonstore Retailers	254,980	—	—	254,980
Computer Programming, Data Processing, Etc.	166,860	—	—	166,860
Computer Processing & Data Preparation	131,150	—	—	131,150
Personal Services	83,095	—	—	83,095
State Commercial Banks	68,604	—	—	68,604
Family Clothing Stores	65,657	—	—	65,657
Total Common Stocks	8,089,137	—	—	8,089,137
Short Term Investment
Money Market Fund	20,978	—	—	20,978
Total Investments in Securities	$8,110,115	$—	$—	$8,110,115

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

The following is a summary of the inputs used to value the Discovery Fund’s investments as of February 28, 2023:

	Level 1	Level 2		Level 3	Total
Common Stocks
Pharmaceutical Preparations	$5,600,148	$—		$—	$5,600,148
Surgical & Medical Instruments & Apparatus	2,306,857	—		—	2,306,857
Computer Peripheral Equipment	2,245,084	—		—	2,245,084
Business Services	1,854,500	—		—	1,854,500
Motion Picture & Video Tape Production	1,666,245	—		—	1,666,245
Prepackaged Software	1,630,193	—		—	1,630,193
Computer Communications Equipment	1,605,147	—		—	1,605,147
Help Supply Services	1,470,667	—		—	1,470,667
Calculating & Accounting Machines
(No Electronic Computers)	1,246,032	—		—	1,246,032
Computer Processing & Data Preparation	1,109,038	—		—	1,109,038
Medical Laboratories	1,048,441	—		—	1,048,441
Gold and Silver Ores	750,582	—		—	750,582
Communications Equipment	722,352	—		—	722,352
Functions Related to Depository Banking	705,126	—		—	705,126
Industrial Organic Chemicals	651,411	—		—	651,411
State Commercial Banks	532,800	—		—	532,800
Metal Mining	524,621	—		—	524,621
Mining & Quarrying of
Nonmetallic Minerals (No Fuels)	512,102	—		—	512,102
Biological Products (No Diagnostic Substances)	421,168	—		—	421,168
Nonstore Retailers	419,463	—		—	419,463
Electric Services	360,109	—		—	360,109
Advertising	233,090	—		—	233,090
Semiconductors & Related Devices	228,072	—		—	228,072
Computer Programming, Data Processing, Etc.	203,940	—		—	203,940
Computer Programming Services	—	151,279	(a)	—	151,279
Real Estate	41,715	—		—	41,715
Total Common Stocks	28,088,903	151,279		—	28,240,182
Preferred Stocks
Advertising Agencies	—	—		15,110	15,110
Short Term Investment
Money Market Fund	2,687,904	—		—	2,687,904
Total Investments in Securities	$30,776,807	$151,279		$15,110	$30,943,196

(a)	Certain non-U.S. dollar denominated securities use systematic fair valuation.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

The following is a reconciliation of Level 3 investments for the period from September 1, 2022 to February 28, 2023:

Preferred Stocks
Beginning Balance – September 1, 2022	$44,520
Acquisitions	—
Change in unrealized appreciation (depreciation)	(29,410)

Ending Balance – February 28, 2023	$15,110

Change in unrealized appreciation/deprecation
on investments still held at February 28, 2023	$(29,410)

The Discovery Fund received preferred shares of SRAX, Inc. (the “Company”) as part of a corporate action spin off from the parent security, SRAX, Inc. – common stock on September 28, 2021. The corporate action noted that the preferred shares will hold approximately $6.5 million worth of Sequire client stock, the Company’s SasS data platform. During the six months ended February 28, 2023, the Adviser determined the fair value of the preferred shares of SRAX, Inc. considering available information including the percentage of cost factor transferred to the preferred shares, underlying value of the positions, and disclosures made by the Company in its financial reporting. The preferred shares of SRAX, Inc. are non-transferable and non-tradable.

The following is a summary of the inputs used to value the Forward ETF’s investments as of February 28, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Prepackaged Software	$677,359	$—	$—	$677,359
Business Services	321,247	—	—	321,247
Pharmaceutical Preparations	276,206	—	—	276,206
Computer Programming, Data Processing, Etc.	232,190	—	—	232,190
Computer Programming Services	228,200	—	—	228,200
Surgical & Medical Instruments & Apparatus	221,262	—	—	221,262
Biological Products (No Diagnostic Substances)	216,333	—	—	216,333
Miscellaneous Amusement & Recreation	168,797	—	—	168,797
Industrial Organic Chemicals	162,560	—	—	162,560
Medical Laboratories	100,584	—	—	100,584
Patent Owners & Lessors	99,238	—	—	99,238
Nonstore Retailers	86,509	—	—	86,509
Catalog & Mail-Order Houses	66,720	—	—	66,720
Schools & Educational Services	56,918	—	—	56,918
Computer Processing & Data Preparation	48,495	—	—	48,495
Computer Peripheral Equipment	28,513	—	—	28,513
State Commercial Banks	25,873	—	—	25,873
Total Common Stocks	3,017,004	—	—	3,017,004
Short Term Investment
Money Market Fund	4,293	—	—	4,293
Total Investments in Securities	$3,021,297	$—	$—	$3,021,297

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses, other than those which are class specific, are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2022. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2022. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. As of August 31, 2022, open federal tax years include the tax years ended August 31, 2019 through August 31, 2021.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

NOTE 3—CAPITAL SHARE TRANSACTIONS

At February 28, 2023, there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

Institutional Class

	Six Months Ended February 28, 2023		Period Ended August 31, 2022(a)
	Shares	Amount	Shares	Amount
Sales	—	$—	30,666	$223,077
Redemptions	(26,346)	(104,856)	(3,161)	(23,741)
Redemption fees	—	2	—	18
Net increase (decrease)	(26,346)	$(104,854)	27,505	$199,354

Shares Outstanding:
Beginning of period	27,505		—
End of period	1,159		27,505

(a)	Commencement of investment operations on December 31, 2021.

Investor Class

	Six Months Ended February 28, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Sales	186,254	$772,013	1,746,515	$16,136,913
Reinvestments	—	—	435,703	4,330,889
Redemptions	(835,526)	(3,530,872)	(5,136,645)	(43,913,209)
Redemption fees	—	5,095	—	28,228
Net decrease	(649,272)	$(2,753,764)	(2,954,427)	$(23,417,179)

Shares Outstanding:
Beginning of period/year	13,048,164		16,002,591
End of period/year	12,398,892		13,048,164
Total decrease for the Fund		$(2,858,618)		$(23,217,825)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class

	Six Months Ended February 28, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Sales	794	$13,940	5,538	$151,774
Reinvestments	—	—	45,139	1,543,754
Redemptions	(22,008)	(366,196)	(51,871)	(1,550,043)
Redemption fees	—	82	—	1,254
Net increase (decrease)	(21,214)	$(352,174)	(1,194)	$146,739

Shares Outstanding:
Beginning of period/year	292,510		293,704
End of period/year	271,296		292,510

Investor Class

	Six Months Ended February 28, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Sales	4,497	$73,663	25,282	$900,498
Reinvestments	—	—	34,044	1,126,519
Redemptions	(11,367)	(183,454)	(260,874)	(9,772,940)
Redemption fees	—	58	—	895
Net decrease	(6,870)	$(109,733)	(201,548)	$(7,745,028)

Shares Outstanding:
Beginning of period/year	209,123		410,671
End of period/year	202,253		209,123
Total decrease for the Fund		$(461,907)		$(7,598,289)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

Transactions in shares of the Discovery Fund were as follows:

Institutional Class

	Six Months Ended February 28, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Sales	21,936	$541,833	200,465	$7,037,153
Reinvestments	—	—	13,389	560,864
Redemptions	(83,873)	(1,943,144)	(336,805)	(11,492,980)
Redemption fees	—	204	—	6,724
Net decrease	(61,937)	$(1,401,107)	(122,951)	$(3,888,239)

Shares Outstanding:
Beginning of period/year	542,313		665,264
End of period/year	480,376		542,313

Investor Class

	Six Months Ended February 28, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Sales	175,159	$3,846,371	675,946	$23,656,407
Reinvestments	—	—	37,569	1,423,115
Redemptions	(305,788)	(6,323,854)	(1,680,659)	(51,996,670)
Redemption fees	—	322	—	17,136
Other transaction	—	—	—	—
Net decrease	(130,629)	$(2,477,161)	(967,144)	$(26,900,012)

Shares Outstanding:
Beginning of period/year	991,307		1,958,451
End of period/year	860,678		991,307
Total decrease for the Fund		$(3,878,268)		$(30,788,251)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

Transactions in shares of the Forward ETF were as follows:

	Six Months Ended February 28, 2023		Year Ended August 31, 2022
	Shares	Amount	Shares	Amount
Sales	—	$—	70,000	$1,203,095
Redemptions	(20,000)	(169,102)	(60,000)	(997,390)
Transaction fees	—	—	—	43
Net increase	(20,000)	$(169,102)	10,000	$205,748

Shares Outstanding:
Beginning of year/period	370,000		360,000
End of year/period	350,000		370,000

A 2% redemption fee is assessed on any shares of the Internet, Small Cap Growth and Discovery Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

Shares of the Forward ETF are listed and traded on New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from its NAV. The Forward ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 10,000 shares. The general blocks of shares issued or redeemed are called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Creation Units of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, retail investors are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Forward ETF offers one class of shares, which have no front-end sales loads, no deferred sales charges, and no redemption fees. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The Forward ETF charges $250 for the standard fixed transaction fee, payable to the Custodian. The fixed transaction fee may be waived on transaction orders if the Forward ETF’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee payable to the Fund may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% in the Forward ETF as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Forward ETF for the transaction costs associated with the cash transactions fees. Variable fees received by the Forward ETF, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

 JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at February 28, 2023:

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Internet Fund Institutional Class	1
Internet Fund Investor Class	2
Small Cap Growth Fund Institutional Class	3
Small Cap Growth Fund Investor Class	2
Discovery Fund Institutional Class	3
Discovery Fund Investor Class	3
Forward ETF	1

NOTE 4—INVESTMENT TRANSACTIONS

During the six months ended February 28, 2023, purchases and sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Internet Fund	$13,148,202	$16,790,912
Small Cap Growth Fund	3,087,342	3,584,620
Discovery Fund	1,806,350	8,637,009
Forward ETF	1,004,251	1,010,302

During the six months ended February 28, 2023, in-kind transactions associated with creations and redemptions were as follows:

Fund	Purchases	Sales
Forward ETF	$ —	$167,868

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the six months ended February 28, 2023.

JACOB FUNDS INC.
 NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

NOTE 5—TAX INFORMATION

At August 31, 2022, the Funds’ most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Cost of Investments	$70,915,405	$9,961,224	$51,740,136	$6,259,108
Gross unrealized appreciation	14,736,519	2,271,613	7,436,251	166,789
Gross unrealized depreciation	(22,665,354)	(3,711,696)	(24,154,554)	(3,009,858)
Net unrealized depreciation	$(7,928,835)	$(1,440,083)	$(16,718,303)	$(2,843,069)
Undistributed ordinary income	—	—	—	—
Undistributed long-term capital gains	—	—	—	—
Total distributable earnings	$—	$—	$—	$—
Other accumulated losses	$(1,978,653)	$(1,093,572)	$(12,898,018)	$(1,076,785)
Total accumulated losses	$(9,907,488)	$(2,533,655)	$(29,616,321)	$(3,919,854)

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales and Passive Foreign Investment Companies (“PFICs”). At August 31, 2022, the Discovery Fund had $6,093,182 in short-term capital loss carryovers and $5,433,661 in long-term capital loss carryovers which are non-expiring, and the Forward ETF had $981,543 in short-term capital loss carryovers and $31,771 in long-term capital loss carryovers which are non-expiring. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

As of the fiscal year end August 31, 2022, the Funds’ most recent fiscal year end, the Small Cap Growth Fund deferred, on a tax basis, post-October losses of $892,602.

For the fiscal year ended August 31, 2022, the Funds’ most recent fiscal year end, the following funds deferred late year losses in the following amounts:

Internet	Small Cap	Discovery	Forward
Fund	Growth Fund	Fund	ETF
$1,978,653	$200,970	$1,371,175	$63,471

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

The Funds did not pay distributions during the six months ended February 28, 2023. The tax character of distributions paid during the fiscal year ended August 31, 2022 were as follows:

	Year Ended August 31, 2022
	Ordinary	Long-Term	Distribution	Total
	Income	Capital Gains	in Excess	Distributions
Internet Fund	$—	$4,453,876	$—	$4,453,876
Small Cap Growth Fund	—	2,272,219	478,746	2,750,965
Discovery Fund	721,115	1,440,476	27	2,161,618
Forward ETF	26,831	—	33	26,864

Reclassification Adjustments:  Capital stock and distributable earnings (consisting of accumulated net investment income (loss) and accumulated net realized gain (loss)) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds. Differences primarily relate to the tax treatment of net operating losses, foreign currency gains and losses, equalization, REIT reclassifications, in-kind gain (loss) for the Forward ETF, and short-term gains treated as ordinary income for tax purposes. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. Accordingly, at August 31, 2022, reclassifications were recorded as follows:

	Internet	Small Cap	Discovery	Forward
	Fund	Growth Fund	Fund	ETF
Distributable Earnings	$2,672,555	$579,046	$1,143,750	$(64,829)
Capital Stock	(2,672,555)	(579,046)	(1,143,750)	64,829

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation compensates the Adviser for its management services based on an annual rate of 0.80% of the Small Cap Growth Fund’s average daily net assets up to $250 million and 0.70% of annual average daily net assets over $250 million and 0.75% of the Forward ETF’s average daily net assets. The adviser fee of the Forward ETF is a unitary fee, whereby the Adviser has agreed to pay all of the ordinary operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Adviser is not responsible for, and the Fund will bear the cost of, (i) payments under the Fund’s Rule 12b-1 plan, (ii) brokerage commissions and other expenses incidental to transactions in portfolio securities or instruments, (iii) acquired fund fees and expenses, (iv) taxes (including accrued deferred tax liability), (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Corporation or a Fund may be a party and indemnification of the Directors and officers with respect thereto), and (vii) other extraordinary or non-routine expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

Effective June 1, 2021, the Corporation compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $250 million and 0.90% of annual average net assets over $250 million and 1.10% of the Discovery Fund’s average daily net assets up to $250 million and 0.80% of annual

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

average daily net assets over $250 million. Prior to June 1, 2021, the Corporation compensated the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $250 million and 1.00% of annual average net assets over $250 million and 1.10% of the Discovery Fund’s average daily net assets up to $250 million and 0.90% of annual average daily net assets over $250 million.

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% or 2.65% for Investor Class shares and Institutional Class shares, respectively, of each class’ average daily net assets through at least January 5, 2024. The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the six months ended February 28, 2023, the Adviser did not waive any fees with respect to the Internet Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund), the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Small Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% and 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’s average daily net assets through at least January 5, 2024.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the six months ended February 28, 2023, fees of $32,392 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Micro Cap Growth Fund into the Discovery Fund), the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Discovery Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% and 2.15% for Investor Class and Institutional Class Shares, respectively, of each class’s average daily net assets through December 28, 2016.  Effective December 29, 2016, the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Discovery Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.30% and 2.00% for Investor Class and Institutional Class shares, respectively, of each class’s average daily net assets through at least January 5, 2024.  The Adviser has the ability to recoup amounts waived for a period of thirty-six months following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the six months ended February 28, 2023, fees of $34,497 were waived by the Adviser with respect to the Discovery Fund.  The amounts below are eligible for recoupment by the Adviser, however, the Adviser has not begun recouping as of February 28, 2023.

Following is a schedule of when fees may be recouped:

Internet	Small Cap	Discovery
Fund	Growth Fund	Fund	Expiration
$—	$53,516	$73,135	August 31, 2023
—	17,434	24,199	August 31, 2024
—	65,582	—	August 31, 2025
—	32,392	34,497	August 31, 2026
$—	$168,924	$131,831

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and an indirect wholly owned subsidiary of U.S. Bancorp, serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. All providers receive customary fees for services rendered.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser.  Effective September 1, 2016 through at least January 5, 2024, the Board determined to reduce such fees payable under the Internet Fund Plan from 0.35% to 0.25% of the Internet Fund’s average daily net assets on an annual basis. The Internet Fund incurred $66,274 in expenses pursuant to the Internet Fund Plan for the six months ended February 28, 2023.

The Corporation, on behalf of the Small Cap Growth Fund and Discovery Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan as permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Discovery Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds on an annual basis.  Effective September 1, 2016 through at least January 5, 2024, the Board determined to reduce such fees payable under the Plan from 0.35% to 0.25% of the average daily net assets of the Investor Class shares of the Small Cap Growth and Discovery Funds.  The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $4,184 and the Discovery Fund incurred $23,270 in expenses pursuant to the Plan for the six months ended February 28, 2023.

NOTE 8—INDUSTRY CONCENTRATION RISK

Internet and Internet-Related Industries Risk: The Internet Fund invests a significant portion of its assets in Internet and Internet-related industries and thus the value of the Fund’s shares may be susceptible to factors affecting such industries, including factors affecting the computer/Internet technology area generally, and may be susceptible to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular area or industry. Companies in Internet and Internet-related industries face special

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
February 28, 2023 (Unaudited)

risks associated with the rapidly changing field of computer/Internet technology. For example, their products or services may not prove commercially successful or may become obsolete quickly. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Many Internet and Internet-related companies incur large losses in the hope of capturing market share and generating future revenues, but may never be profitable.

Science and Technology Risk:  The Funds’ investments in science and technology companies expose the Small Cap Growth Fund and Discovery Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 9—SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events after February 28, 2023 and determined that there were no subsequent events that would require adjustment to or additional disclosure in these financial statements.

JACOB FUNDS INC.
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
February 28, 2023 (Unaudited)

On March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”), the Jacob Discovery Fund (the “Discovery Fund”) and the Jacob Forward ETF (the “Forward ETF”), each a “Fund”, collectively the “Funds”, each a series of the Jacob Funds Inc. (the “Corporation”). The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group. The report of BBD on the financial statements of the Funds as of and for the fiscal year ended August 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended August 31, 2022, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

On April 21, 2023, the Audit Committee of the Board of Directors also recommended and approved the appointment of Cohen & Company, Ltd. as the Funds’ independent registered public accounting firm for the fiscal year ending August 31, 2023. During the fiscal year ended August 31, 2022, and during the subsequent interim period through March 13, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended February 28, 2023 for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds (except Forward ETF) assess a redemption fee of 2% on shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees, with the exception of Forward ETF, which does not currently charge 12b-1 fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/2022–2/28/2023) for the Internet Fund, Small Cap Growth Fund, Discovery Fund and Forward ETF.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds (except Forward ETF) charge a redemption fee of 2% on shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Internet Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/22	Value 2/28/23	9/1/22 – 2/28/23*
Actual	$1,000.00	$ 890.50	$ 9.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.23	$10.64
__________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.37% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Internet Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/22	Value 2/28/23	9/1/22 – 2/28/23*
Actual	$1,000.00	$ 886.40	$11.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.04	$11.83
__________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.37% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Small Cap Growth Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/22	Value 2/28/23	9/1/22 – 2/28/23*
Actual	$1,000.00	$1,002.90	$13.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,011.06	$13.81
__________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.77% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/22	Value 2/28/23	9/1/22 – 2/28/23*
Actual	$1,000.00	$1,001.80	$14.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,009.82	$15.05
__________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 3.02% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Discovery Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/22	Value 2/28/23	9/1/22 – 2/28/23*
Actual	$1,000.00	$1,011.80	$9.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.08	$9.79
__________
*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.96% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Discovery Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/22	Value 2/28/23	9/1/22 – 2/28/23*
Actual	$1,000.00	$1,010.40	$11.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.64	$11.23
__________
*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.25% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Forward ETF

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 9/1/22	Value 2/28/23	9/1/22 – 2/28/23*
Actual*	$1,000.00	$933.70	$3.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.08	$3.76
__________
*	Actual expenses are equal to the Forward ETF’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Approval of the Investment Advisory Agreements

During the fiscal quarter ended November 30, 2022, the Board of Directors (the “Board”), including all of the Independent Directors, considered and approved the renewal of the Investment Advisory Agreements between Jacob Funds Inc. (the “Company”), on behalf of the Jacob Internet Fund (the “Internet Fund”), Jacob Small Cap Growth Fund (the “Small Cap Fund”), Jacob Discovery Fund (the “Discovery Fund”) and  Jacob Forward ETF (the “Forward ETF”) (each a “Fund” and, collectively, the “Funds”), and Jacob Asset Management of New York LLC (the “Adviser”) (collectively, the “Investment Advisory Agreements”) for an additional year. The Board also considered the continuation of the Fee Waiver Agreements between the Adviser and the Company, on behalf of the Internet Fund, Small Cap Fund and Discovery Fund (collectively, the “Fee Waiver Agreements”), which the Adviser offered to continue for an additional year. While the Investment Advisory Agreements for the Funds were considered at the same Board meeting, the Board dealt with each Fund separately.

In reaching its decision to renew the Investment Advisory Agreements, the Board took into account a combination of factors, such as: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) each Fund’s performance; (iii) each Fund’s fees and expenses; (iv) the costs of the services provided and the profits realized by the Adviser; (v) whether economies of scale would be realized by the Adviser with respect to each Fund as it grows larger and the extent to which this is reflected in the level of the management fee charged, specifically the Adviser’s continued monitoring of the appropriateness of existing fee breakpoints in the management fees for each Fund. The Board did not identify any single factor as all-important or controlling, and each Director may have weighed a particular piece of information or factor differently than another Director. This summary does not detail all of the matters considered by the Board.

The materials provided to, and discussed by, the Board in connection with the renewal of the Investment Advisory Agreements included, among other things: (i) a description of the Adviser’s business, operations and qualifications; (ii) a description of personnel, including responsibilities, changes since the last renewal of the Investment Advisory Agreements (the “last renewal”) and compensation policies; (iii) a description of the advisory services provided to the Funds, including a discussion of how investment decisions are made and executed; (iv) a description of any services other than investment advice provided to the Funds by the Adviser; (v) a copy of the Adviser’s most recent Form ADV; (vi) a balance sheet and profit and loss statement for the Adviser; (vii) a description of the management fees and a peer group comparison along with a discussion of the appropriateness of the fees; (viii) a description of any issues or recommendations with respect to the Company’s compliance program since the last renewal; (ix) a description of the Company’s expenses, including expense ratios and comparative expense ratios, costs incurred by the Adviser and brokerage expenses; (x) a description of errors and omission insurance coverage that is currently in place; (xi) a copy of the Investment Advisory Agreements with the Adviser, which, among other things, described the services provided to the Funds and the compensation to be paid for such services; (xii) a copy of the Fee Waiver Agreements with the Adviser; (xiii) Morningstar Inc. (“Morningstar”) comparative industry peer group data for the Funds’ performance for various periods ended August 31, 2022; and (xiv) Morningstar comparative industry peer group data regarding the investment advisory fees and net expense ratios of the Funds (less Rule 12b-1 fees) for the period ended August 31, 2022.

When considering the nature and quality of the services provided by the Adviser to the Funds, the Board reviewed: (a) the scope and depth of the Adviser’s organization; (b) the experience and expertise of the Adviser’s investment professionals that provide management services to the Funds; and (c) the Adviser’s investment advisory capabilities. The Board evaluated the Adviser’s portfolio management process and investment approach and also considered whether

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

the Funds operated within their investment objectives and styles and each Fund’s record of compliance with its investment restrictions. The Board also considered the nature and character of non-investment management services that are provided by the Adviser, including certain administrative services. After analyzing the caliber of services provided by the Adviser to the Funds, both quantitatively and qualitatively, the Board concluded that the nature, extent and quality of services provided to the Funds were consistent with the terms of the Investment Advisory Agreements and the Funds’ operational requirements.

The Board reviewed the investment performance of each Fund. While consideration was given to performance reports and discussions at prior Board meetings, and Adviser commentary provided to the Board between Board meetings, particular attention in assessing performance was given to the comparative data furnished in connection with the renewal of the Investment Advisory Agreements. In particular, the Board noted the performance of each Fund relative to its Morningstar peer group and benchmark indices over various periods ended August 31, 2022.

With respect to the Internet Fund, the Board considered that the Fund’s performance results were below the median of its Morningstar peer group (US Fund Technology Funds Category) for the year-to-date, one-, three-, and five-year periods and below the average performance of its peer group for the year-to-date, one-, three-, five-, and ten-year periods ended August 31, 2022. The Board also considered that the Internet Fund’s performance results were above the median performance of its peer group for the ten-year period and ranked in the 29th percentile for such period (with the 1st percentile having the best performance). The Board considered that the Internet Fund underperformed its benchmark index (the Nasdaq Composite Index) for the same periods. The Board also noted that the Internet Fund outperformed the S&P 500 Index for the ten- and fifteen-year periods ended August 31, 2022. While noting the Internet Fund’s positive long-term performance, the Independent Directors took into consideration the Adviser’s explanation for the recent underperformance, including the results of macroeconomic conditions and high market volatility, as well as declines in smaller technology stocks.

With respect to the Small Cap Fund, the Board considered that the Fund’s performance results were below the median and average performance of its Morningstar peer group (US Fund Small Growth Fund Category) for the year-to-date, one-, three- and five-year periods ended August 31, 2022. The Board considered that the Small Cap Fund had underperformed its benchmark index (the Russell 2000 Growth Index) for the year-to-date, one-, three-, and five-year periods. The Independent Directors took into consideration the Adviser’s explanation for the Small Cap Fund’s underperformance, including the results of macroeconomic conditions and high market volatility, as well as the performance of the healthcare sector.

With respect to the Discovery Fund, the Board considered that the Fund’s performance results were above the median and average performance of its Morningstar peer group (US Fund Small Growth Fund Category) for the three-, and five-year periods and below the median and average performance for the year-to-date and one-year periods ended August 31, 2022. The Board considered that the Discovery Fund had also outperformed the Russell Microcap Growth Index and the Russell 2000 Growth Index for the three- and five-year periods, as well as for the since inception period, in each case ended August 31, 2022. The Independent Directors took into consideration the Adviser’s explanation for the Discovery Fund’s shorter-term underperformance, including the results of macroeconomic conditions and high market volatility, as well as the performance of microcap biotechnology companies and the healthcare sector.

With respect to the Forward ETF, the Board considered the limited performance history of the Fund and noted that the Fund’s performance results were below the median of its Morningstar peer group (US Fund Technology Fund) for the year-to-date and one-year periods and below the average performance of the peer group for the year-to-date period but

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

above the average performance for the one-year period. The Board considered that the Forward ETF underperformed its benchmark index (the S&P 500 Index) for the year-to-date and one-year periods. The Independent Directors took into consideration the Adviser’s explanation for the Forward ETF’s performance, including the results of macroeconomic conditions and high market volatility, as well as the performance of the biotechnology and healthcare sectors.

The Board reviewed the advisory fees and overall expenses of each Fund and discussed the difference in fees and expenses compared to other funds within each Fund’s Morningstar peer group. The Board discussed the allocation of expenses among the Funds and the manner in which each Fund bears its appropriate share of the expenses, including a unitary fee structure for the Forward ETF, and noting the relatively small size of the Small Cap Fund. Mr. Jacob discussed the Adviser’s ongoing effort to increase economies of scale to reduce fund expenses, and the plan to continue waiving the right to recoupment to achieve lower expense ratios for the Funds. The Board also noted its intention to continue to maintain the 12b-1 fees payable under the distribution and service plans of the Funds at 25 basis points, which went into effect on September 1, 2016 (for Investor Class shares), and would continue through at least January 5, 2024. The Board considered the Adviser’s efforts to negotiate reductions in Fund service provider fees while maintaining service quality levels.

With respect to the advisory fees and overall expenses of the Internet Fund, the Board considered that the Internet Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) for Investor Class shares were above the median and average of its Morningstar peer group. The Board also considered the Fee Waiver Agreement and reduction in 12b-1 fees payable under the distribution and service plan of the Internet Fund, each to be continued through at least January 5, 2024. The Board discussed the competitiveness of the Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) in light of the size of the Internet Fund and noted that the Internet Fund’s expenses had been subsidized by an advisory fee waiver over various periods. While noting the Internet Fund’s advisory fees and overall expenses compared to the Morningstar peer group, including percentile rankings, the Board was satisfied overall that the Adviser has taken, and is taking, actions to improve the Internet Fund’s comparative expenses.

With respect to the advisory fees and overall expenses of the Small Cap Fund, the Board considered that the Small Cap Fund’s net expense ratio (excluding 12b-1 fees) for Investor Class shares was above the median and average of its Morningstar peer group, however, the Small Cap Fund’s advisory fees were below the median and average of its Morningstar peer group. The Board also considered the Fee Waiver Agreement and reduction in 12b-1 fees payable under the distribution and service plan of the Fund, each to be continued through at least January 5, 2024. The Board discussed the competitiveness of the Small Cap Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) in light of the size of the Small Cap Fund and noted that the Fund’s expenses were subsidized by an advisory fee waiver (where the Adviser will waive a portion of its advisory fees above certain expense levels) over a period of time during the fiscal year ended August 31, 2022. The Board was satisfied that the Adviser has taken, and is taking, actions to improve the Small Cap Fund’s comparative expenses.

With respect to the advisory fees and overall expenses of the Discovery Fund, the Board considered that the Discovery Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) for Investor Class shares were above the median and average of its Morningstar peer group. The Board also considered the Fee Waiver Agreement and reduction in 12b-1 fees payable under the distribution and service plan of the Discovery Fund, each to be continued through at least January 5, 2024. The Board discussed the competitiveness of the Discovery Fund’s advisory fees and net expense ratio (excluding 12b-1 fees) in light of the size of the Discovery Fund and noted that the Discovery Fund’s expenses were subsidized by an advisory fee waiver (where the Adviser will waive a portion of its advisory fees above certain expense

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

levels) over a period of time during the fiscal year ended August 31, 2022. The Board was satisfied that the Adviser has taken, and is taking, actions to improve the Discovery Fund’s comparative expenses.

With respect to the advisory fees and overall expenses of the Forward ETF, the Board considered that the Forward ETF’s unitary fee was on par with the median and above the average of its Morningstar peer group. The Board discussed the competitiveness of the Forward ETF’s unitary fee and was satisfied with the ETF’s comparative expenses.

The Board discussed the profitability, projected revenue growth and financial viability of the Adviser; other benefits received by the Adviser in connection with the management of the Funds; the extent to which there are economies of scale in the provision of advisory services; and whether the Adviser may realize additional economies of scale in the future. The Independent Directors also considered the entrepreneurial risk undertaken by the Adviser in managing and operating the Company and the Funds and they considered the Adviser’s commitment to the continued successful operation of the Funds. In considering the various factors, the Board’s fiduciary duties to the Funds’ shareholders, and the body of law governing the approval of investment advisory agreements, the Independent Directors received assistance and advice from independent legal counsel and counsel to the Company.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative, and with each Independent Director not necessarily attributing the same weight to each factor, the Independent Directors concluded that (i) the Adviser demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreements; (ii) the compensation payable to the Adviser under the Investment Advisory Agreements was fair and reasonable; and (iii) the compensation and other terms of the Investment Advisory Agreements were appropriate and in the best interests of each of the Funds and its shareholders.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Jacob Funds Inc. (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) on behalf of each of its series (each, a “Fund” and collectively, the “Funds”). The Jacob Forward ETF series is referred to herein as the “Forward ETF” and the other series of the Trust are referred to collectively as the “Mutual Funds.”

The Board of Trustees of the Trust (the “Board”) previously approved the designation of Jacob Asset Management of New York LLC (“JAM”) as the program administrator for the Program. As required by the Liquidity Rule, JAM provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), as applicable, and any material changes to the Program (the “Report”). The Report covered the period from September 1, 2021 through August 31, 2022 (the “Review Period”).

The Report reviewed notable liquidity events and market volatility during the Review period. The Report also discussed the Program’s liquidity classification process, as applicable to the Mutual Funds, which includes input from a third-party liquidity data vendor, and reviewed the process for reporting the Funds’ liquidity classifications on Form N-PORT. In addition, the Report discussed JAM’s annual review of each Fund’s liquidity risk and key conclusions from the review.

The Report noted that each Mutual Fund primarily holds highly liquid investments and, accordingly, no Fund (including the Forward ETF that operates as an in-kind exchange-traded fund under the Liquidity Rule) established or was required to implement an HLIM during the Review Period. The Report also stated that no Fund exceeded the 15% limitation on illiquid investments during the Review Period.

In addition, the Report stated that there were no material changes made to the Program during the Review Period. The Report further stated that JAM concluded the Program operated and was effectively implemented in accordance with the requirements of the Liquidity Rule during the Review Period, and is reasonably designed to assess and manage the Funds’ liquidity risks.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for periods prior to March 31, 2020, on Form N-Q. The Funds’ Form N-Q or Form N-PORT is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.  The percentage of dividends declared from net investment income designated as qualified income is as follows:

Discovery Fund	10.05%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2022 is as follows:

Discovery Fund	10.05%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) is as follows:

Small Cap Growth Fund	100.00%
Discovery Fund	65.06%

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Service Section 852(b)(3)(C), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2022:

Internet Fund	$4,928,856
Small Cap Growth Fund	$2,272,219
Discovery Fund	$1,440,476

(This Page Intentionally Left Blank.)

Semi-Annual Report
February 28, 2023

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB DISCOVERY FUND
JACOB FORWARD ETF

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser	Custodian
Jacob Asset Management of New York LLC	U.S. Bank, N.A.

Administrator and Transfer Agent	Legal Counsel
and Dividend Agent	Stradley Ronon Stevens & Young, LLP
U.S. Bancorp Fund Services, LLC
Independent Registered Public
Underwriter and Distributor	Accounting Firm
Quasar Distributors, LLC	Cohen & Company, Ltd.

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund , the Jacob Discovery Fund and the Jacob Forward ETF and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.
Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Jacob Funds Inc.

By (Signature and Title)     /s/ Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date 5/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Ryan Jacob
Ryan Jacob, President/Principal Executive Officer

Date 5/1/2023

By (Signature and Title)      /s/ Alenoush Terzian
Alenoush Terzian, Treasurer/Principal Financial Officer

Date 5/1/2023

* Print the name and title of each signing officer under his or her signature